SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 17, 2002

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                      000-24757                56-1764501
---------------------------------    -------------------   ---------------------
      (State or Other                (Commission File        (I.R.S. Employer
Jurisdiction of Incorporation)            Number)         Identification Number)

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                2070 Route 52, Hopewell Junction, New York 12533
               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.


     eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into memorandum of understanding ("MOU") to amend and extend the maturity date of the Convertible Promissory Note (the "Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The MOU extends the maturity date of the Note from June 17, 2002 to June 21, 2002. The MOU further provides that, subject to the completion of definitive transaction documention prior to June 21, 2002 eMagin will exchange the Note for a new note (the "New Note") due August 30, 2002, in a principal amount equal to the principal of and accrued interest on the Note as of the date of the issuance of the New Note. The New Note will be convertible into common stock of eMagin ("Common Stock") on terms set forth in the MOU at the option of the holder and will contain certain restrictions on eMagin's ability to grant additional security interests on its assets. eMagin will also issue to Travelers (i) three year warrants covering the number of shares of Common Stock, having the exercise prices, as indicated on
Schedule I of the MOU such warrants representing unissued warrants required to be issued pursuant to the terms of the Note Purchase Agreement entered into in connection with the Note, and (ii) warrants to purchase 1,200,000 shares of Common Stock, having an exercise price of $0.5264 per share and expiring on the fifth anniversary of such issuance. The consummation of the transaction described in the MOU is subject to the consummation of mutually satisfactory transaction documentation. No assurances can be given that the Company and Travelers will be able to agree on the terms of such documentation or consummate the transactions contemplated by the MOU.

     The foregoing description is only a summary of the transaction described and is qualified in its entirety by the MOU attached as an exhibit to this Form 8-K, which exhibit is incorporated herein by reference.


ITEM 7.  EXHIBITS.

 Exhibit
 Number                  Description

 10.1                    Memorandum of Understanding dated as of June 17, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      EMAGIN CORPORATION


                                      By:/s/ Edward V. Flynn
                                        --------------------------------------
                                        Name:  Edward V. Flynn
                                        Title: Chief Financial Officer


Dated June 17, 2002.